Exhibit 10.1

Form of Redemption Agreement

Redemption Agreement, dated March 4, 2021, between ________, an individual (the “Holder”), and SunHydrogen, Inc. a Nevada corporation (the “Company”).

WHEREAS, in consideration of services rendered to the Company, the Holder received options to purchase 10,000,000 (the “Options”) shares of common stock of the Company at an exercise price of $___ per Option;

WHEREAS, the Holder desires to have the Company redeem and cancel _________ Options in exchange for the Redemption Consideration (as defined below), and the Company desires to redeem from Holder and cancel the Options in exchange for the Redemption Consideration:

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. The Company hereby redeems from the Holder and Holder hereby transfers to the Company the Options free and clear of any encumbrances, which Options shall automatically be canceled (the “Redemption”) effective as of the Redemption Closing (as defined below). Upon consummation of the Redemption, Holder will have the right to receive $__________ (the “Redemption Consideration”), which will be paid by the Company to the Holder no later than (3) business days following the Redemption (the “Redemption Closing”).

2. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

3. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Agreement. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SUNHYDROGEN, INC.

By:
Name:
Title:

HOLDER:

Name: